DEFERRED POLICY ACQUISITION COSTS, DEFERRED SALES INDUCEMENTS AND VALUE OF BUSINESS ACQUIRED - Schedule of Projected VOBA Asset Amortization Expenses (Details) - USD ($) $ in Millions	Jun. 30, 2024	Dec. 31, 2023	Jun. 30, 2023	Dec. 31, 2022
Insurance [Abstract]
2024	$ 461
2025	776
2026	717
2027	660
2028	616
Thereafter	6,340
Total amortization expense	$ 9,570	$ 509	$ 385	$ 404